UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2021

LYELL IMMUNOPHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 695-0677

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, par value $0.0001 per share	“LYEL”	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2021, the compensation committee (the “Compensation Committee) of the board of directors (the “Board”) of Lyell Immunopharma, Inc. (the “Company”) approved the promotion of Stephen Hill, the Company’s Chief Technical Operations Officer, to the position of Chief Operating Officer, to serve in such position until his successor is appointed or until his earlier resignation or removal. Such promotion will be effective on November 1, 2021.

Mr. Hill, age 51, has served as the Company’s Chief Technical Operations Officer since joining the Company in June 2019. Prior to joining the Company, he was Senior Vice President, Head of Global Biologics Operations at AstraZeneca plc, a publicly-traded company, from June 2018 to June 2019 and its Vice President, Site Head from March 2016 to June 2018. From December 2012 through February 2016, Mr. Hill served in multiple positions at Amgen Inc., including as Vice President, Bulk Manufacturing, Executive Director, Plant Manager and Executive Director, Manufacturing Technologies. Mr. Hill received a M.B.A., a B.S. in Microbiology and B.A. in Political Science from the University of Washington.

Mr. Hill’s employment is at-will. There are no arrangements or understandings between Mr. Hill and any other persons pursuant to which Mr. Hill was promoted as Chief Operating Officer of the Company. There are also no family relationships between Mr. Hill and any director or executive officer of the Company and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Hill’s promotion to Chief Operating Officer, the Compensation Committee adjusted Mr. Hill’s annual base salary to $485,000 with an annual incentive bonus target of up to 55% of his annual base salary, based on the achievement of performance objectives to be determined by the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyell Immunopharma, Inc.

Dated: October 27, 2021

	By:	/s/ Heather Turner
Heather Turner
Chief General Counsel